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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) March 26, 1998


                   Bear Stearns Asset Backed Securities, Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                         333-43091          13-3836437
(State or other jurisdiction           (Commission       (IRS Employer
    of incorporation)                  File Number)        ID Number)


245 Park Avenue, New York,  New York            10167
 (Address of principal executive offices)      (Zip Code)

Registrant's Telephone Number,
 including area code:                      (212) 272-2000



                                      N/A
          (Former name or former address, if changed since last report)

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Item 5.    Other Events

Filing of Computational Materials and Consent of Independent Accountants.

                  This Current Report on Form 8-K is being filed to file the following:

                  1. A copy of the Computational Materials (as defined below) prepared by Bear, Stearns & Co. Inc.,, as an underwriter, in connection with the issuance by IMC Home Equity Loan Owner Trust 1998-2 of Adjustable Rate Home Equity Loan Asset-Backed Notes, Series 1998-2. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

                  2. The consent of Coopers & Lybrand LLP.

                  3.  Statement of Eligibility of Trustee

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of Experts
         25.1     Statement of Eligibility of Trustee
         99.1     Computational Materials.

                                       2
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            BEAR STEARNS ASSET BACKED
                                SECURITIES, INC.


                              By:     /s/ Matthew Perkins
                              Name:   Matthew Perkins
                              Title:  Authorized Signatory


Dated:  March 26, 1998

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                                  EXHIBIT INDEX

Exhibit                                                                 Page

23.1     Consent of Experts

25.1     Statement of Eligibility of Trustee

99.1     Computational Materials.